PLAN AND AGREEMENT OF MERGER OF SAVERS LIFE INSURANCE COMPANY, AS
    MERGING CORPORATION, AND STANDARD LIFE INSURANCE COMPANY OF
                 INDIANA, AS SURVIVING CORPORATION


THIS  PLAN  AND AGREEMENT OF MERGER (the APlan@) entered into this 30th day of

October, 1998,  by and between SAVERS LIFE INSURANCE COMPANY, a North Carolina corporation (hereinafter  called  ASavers  Life@), and STANDARD LIFE INSURANCE

COMPANY  OF  INDIANA,  an  Indiana corporation (hereinafter  called  AStandard

Life@),



                             W I T N E S S E T H:

WHEREAS, Savers Life is a corporation  duly  organized  and existing under the laws of the State of North Carolina, as amended;

WHEREAS, Standard Life is a corporation duly organized and  existing under the

Indiana Business Corporation Law, as amended;

WHEREAS,  Savers  Life  has one thousand (1,000) shares of authorized  capital stock, no par value, of which  one  thousand  (1,000)  shares  are  issued and outstanding;

WHEREAS, Standard Life has one million two hundred thousand (1,200,000) shares of authorized capital stock, without par value, of which eight hundred ninety-

seven thousand thirty-three (897,033) shares are issued and outstanding;

WHEREAS,   the  issued  and  outstanding  stock  of  the  two  (2)  respective corporations and the holders and percentages thereof are as follows:



SAVERS  LIFE                 STANDARD LIFE

Standard Management Corp. 1,000 100% 897,033 100%

TOTAL  1,000  100% 897,033  100%



WHEREAS, in  order  to effect certain administrative, managerial and financial economies and benefits, it is the desire of the parties hereto to merge Savers

Life into Standard Life;

NOW,  THEREFORE, in consideration  of  the  mutual  promises,  agreements  and covenants  herein  contained  and  other  good and valuable consideration, the receipt of which is hereby acknowledged, Savers  Life  and  Standard  Life  do hereby make such merger upon the following terms and conditions:

1.EFFECTIVE  DATE  OF  MERGER.    The  Effective  Date  of the merger shall be

December 31, 1998.  The parties hereto shall seek issuance by the Secretary of

State  of  Indiana  of the certificate of merger effecting the  merger  herein provided.

2.PARTIES TO THE MERGER.    The parties to this Plan are Savers Life Insurance

Company and Standard Life Insurance Company of Indiana.

3.CONDITIONS  PRECEDENT TO THE  CONSUMMATION  OF  THE  MERGER.    All  of  the

obligations under  this  Plan are subject to the Board of Directors of each of the undersigned corporations  satisfying  itself  that no income tax liability will be incurred by any party hereto or its shareholders  as  a  result of the consummation of this Plan, the sole shareholder of each corporation  approving this Plan and each corporation complying with the laws of either the State  of

Indiana  or  the  State  of  North Carolina allowing it to complete the merger contemplated hereunder.

4.EXCHANGE OF STOCK; TERMS AND  CONDITIONS  OF MERGER.   The fair market value

of the stock issued and outstanding of Savers  Life  has been determined to be

Seventeen Million and Fifty-Six Thousand Dollars ($17,056,000).

On the Effective Date, the sole shareholder of Savers  Life  shall be entitled to receive no additional shares of common stock of Standard Life.

5.SUBMISSION TO SHAREHOLDERS.   This Plan shall be submitted separately to the

sole  shareholder  of  each  of the corporations which is a party  hereto  for approval in the manner provided  by the laws of either the State of Indiana or the State of North Carolina.

6.MECHANICS OF CLOSING; MANNER AND  BASIS  OF  CARRYING  MERGER  INTO  EFFECT.

Upon  approval  of  the  Plan, Edward T. Stahl, as Secretary of Standard Life,

shall execute Articles of  Merger  as  required  by  the Secretary of State of

Indiana  in  order to effectuate the merger herein contemplated.   The  proper

officers of Savers  Life  shall  execute  and  deliver  to  Standard Life such specific assignments and other documents for the transfer of  assets  or stock

as  may  be  required.   Upon  the Closing Date, Standard Life shall cause the

Articles of Merger to be filed with  the  Secretary of State of Indiana and to be recorded with the Recorder of any county  in  which  the parties hereto own real estate or have their principal place of business.

7.SURVIVING CORPORATE ENTITY.   Upon the Effective Date of  the merger, Savers

Life shall merge into and become a part of Standard Life, which  shall survive the merger and the name of which shall continue to be Standard Life,  and  the separate corporate existence of Savers Life shall thereupon cease.

8.ATTRIBUTES  AND  PROPERTY OF THE SURVIVING CORPORATION.   Upon the Effective

Date of the merger,  Standard  Life,  as  the surviving corporation, shall, in accordance with the provisions of the Indiana  Business  Corporation  Law,  as

amended,   thereupon  and  thereafter  possess  all  the  rights,  privileges,

immunities, powers and franchises, of a public as well as of a private nature,

of each of the  parties  hereto.   All property, real, personal and mixed, and

debts due on whatever account and all other choses in action and all and every other interest of or belonging to or due to each of the parties shall be taken and deemed to be transferred to and  vested  in  Standard Life without further act or deed.

9.LIABILITIES  OF  STANDARD  LIFE  AS  THE SURVIVING CORPORATION.    Upon  the

Effective Date of the merger, Standard Life  shall,  in  accordance  with  the provisions  of the Indiana Business Corporation Law, as amended, thereupon and thenceforth be responsible and liable for all of the liability and obligations of each of the  parties hereto in the same manner and to the same extent as if

Standard Life had  itself incurred the same or contracted therefor.  Any claim existing or action or  proceeding  pending  by  or  against any of the parties hereto, may be prosecuted to judgment as if such merger had not taken place or

Standard  Life  may  be  substituted  in  its place.  Neither  the  rights  of creditors nor any liens upon the property of  any  of the parties hereto shall be  impaired  by  such  merger, but any such liens shall  be  limited  to  the property upon which they  were  liens  immediately  prior  to the time of such merger.

10.ARTICLES  AND  BY-LAWS  OF  THE  SURVIVING CORPORATION.   The  Articles  of

Incorporation, together with all amendments  thereof,  and the Code of By-Laws of Standard Life as they exist on the Effective Date, shall continue to be the

Articles of Incorporation and the Code of By-Laws, respectively,  of  Standard

Life  upon and after the Effective Date until changed or amended in accordance with the terms thereof.

11.BOARD  OF  DIRECTORS  AND  OFFICERS OF THE SURVIVING CORPORATION.   All the

members of the Board of Directors  and  all  the officers of Standard Life, as the surviving corporation on the Effective Date  of  the  merger, shall be and continue as the directors and officers, respectively, of Standard  Life, after such  date, to hold office for the same terms and upon the same conditions  as theretofore existed between each of them, respectively, and Standard Life.

12.ADDITIONAL DOCUMENTS.   The parties hereto agree that they will cause to be

executed any such further and additional documents and instruments as may from time to  time  be  reasonably  required  for  the  purposes of consummating or carrying out the merger as contemplated by this Agreement.

13.SUCCESSORS AND ASSIGNS.   This Plan and each of its  provisions  shall bind

and inure to the benefit of the parties hereto and their respective successors and  assigns; provided, however, that this Plan cannot be assigned by  any  of

the parties.   Nothing  herein,  express  or  implied, is intended or shall be construed to confer upon or give any person, firm  or  corporation, other than the parties hereto, any rights or remedies under or by reason of this Plan.

14.GOVERNING LAW.   The validity, interpretation and performance  of this Plan shall  be governed by, construed and enforced in accordance with the  laws  of the State of Indiana.

IN WITNESS  WHEREOF,  the parties hereto have respectively caused this Plan to be executed by their duly  authorized  officers  this  30{th}  day of October,

1998.


SAVERS LIFE INSURANCE COMPANY

BY: _______________________________
Raymond J. Ohlson, President
ATTEST:

___________________________
Edward T. Stahl, Secretary
A(Savers Life)@ (Merging Corporation)

STANDARD LIFE INSURANCE COMPANY OFINDIANA

BY: _________________________________________
Raymond J. Ohlson, President
ATTEST:

______________________________
Edward T. Stahl, Secretary
A(Standard Life)@ (Surviving Corporation)